GENERAL SECURITY AGREEMENT


1.       SECURITY INTEREST

(a) For valuable consideration, the undersigned, APPLIED COURSEWARE TECHNOLOGY INC. (the "Debtor"), hereby grants to INFOCAST CANADA CORPORATION (the "Secured Party"), by way of mortgage, charge, assignment and transfer, a security interest (the "Security Interest") in the undertaking of the Debtor and in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles and Securities now owned or hereafter owned or acquired by or on behalf of the Debtor (including such as may be returned to or repossessed by the Debtor) and in all proceeds and renewals thereof, accretions thereto and substitutions therefor, including, without limitation, all of the following now owned or hereafter owned, or acquired by or on behalf of the Debtor:

Equipment

    (i) all present and future equipment of the Debtor, including without limitation, all machinery, fixtures, plant, tools, furniture, vehicles of any kind or description, all spare parts, accessories installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto ("Equipment"); Inventory

    (ii) all present and future inventory of the Debtor, including without limitation, all raw materials, materials used or consumed in the business or profession of the Debtor, work-in-progress, finished goods, goods used for packing, materials used in the business of the Debtor not intended for sale, and goods acquired or held for sale or furnished or to be furnished under contracts of rental of service ("Inventory");

Accounts

   (iii) all present and future debts, demands and amounts due or accruing due to the Debtor whether or not earned by performance, including without limitation, its book debts, accounts receivable, and claims under policies of insurance; and all contracts, security interests and other rights and benefits in respect thereof ("Accounts");

Intangibles

    (iv) all present and future intangible personal property of the Debtor, including without limitation all contract rights, goodwill, patents, trade names, trade marks, copyrights and other intellectual property, and all other choses in action of the Debtor of every kind, whether due at the present time or hereafter to become due or owing ("Intangibles");
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Documents of Title

    (v) all present and future documents of title of the Debtor, whether negotiable or otherwise, including all warehouse receipts and bills of lading ("Documents of Title");

Chattel Paper

    (vi) all present and future agreements made between the Debtor as secured party and others which evidence both a monetary obligation and a security interest in or a lease of specific goods ("Chattel Paper");

Instruments

   (vii) all present and future bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)), and all other writings that evidence a right to the payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment and all letters of credit and advices of credit of the Debtor provided that such letters of credit and advices of credit state that they must be surrendered upon claiming payment thereunder ("Instruments"); Money

   (viii) all present and future money of the Debtor, whether authorized or adopted by the Parliament of Canada as part of its currency or any foreign government as part of its currency ("Money");

Securities

   (ix) all present and future securities held by the Debtor, including shares, options, rights, warrants, joint venture interests, interests in limited partnerships, bonds, debentures and all other documents which constitute evidence of a share, participation or other interest of the Debtor in property or in an enterprise or which constitute evidence of an obligation of the issuer; and including an uncertificated security within the meaning of Part VI (Investment Securities) of the Business Corporations Act (Ontario) and all substitutions therefor and dividends and income derived therefrom ("Securities");

Documents

    (x) all books, accounts, invoices, letters, papers, documents and other records in any form evidencing or relating to the collateral subject to the Security Interest ("Documents");


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Undertaking

    (xi) all present and future personal property, business, and undertaking of the Debtor not being Inventory, Equipment, Accounts, Documents of Title, Chattel Paper, Instruments, Money, Securities or Documents ("Undertaking"); and

Proceeds

   (xii) all personal property in any form derived directly or indirectly from any dealing with collateral subject to the Security Interest or the proceeds therefrom, including insurance proceeds and any other payment representing indemnity or compensation for loss of or damage thereto or the proceeds therefrom ("Proceeds").

            The Inventory, Equipment, Accounts, Documents of Title, Chattel Paper, Instruments, Money, Securities, Documents, Undertaking and Proceeds are collectively called the "Collateral". Any reference in this agreement to Collateral shall mean Collateral or any part thereof, unless the context otherwise requires.

(b) The Security Interest granted hereby shall not extend or apply to and the Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

(c) The terms "Accounts", "Goods", "Chattel Paper", "Equipment", "Documents of Title", "Instruments", "Intangibles", "Securities", "Proceeds", "Documents", "Inventory", "Money", "Undertaking" and "accession" whenever used herein shall be interpreted pursuant to the respective meanings when used in the Personal Property Security Act (Ontario), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "PPSA". Provided always that the term "Goods" when used herein shall not include "consumer goods" of the Debtor as that term is defined in the PPSA, and the term "Inventory" when used herein shall include livestock and the young thereof after conception and crops that become such within one year of execution of this General Security Agreement. Any reference herein to the "Collateral" shall, unless the context otherwise requires, be deemed a reference to the "Collateral or any part thereof".

2.          INDEBTEDNESS SECURED

            The Security Interest granted hereby secures payment and satisfaction of any and all obligations, indebtedness and liability of the Debtor to the Secured Party pursuant to a promissory note dated March 25, 1999 (hereinafter called the "Indebtedness").

3.          REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

            The Debtor represents and warrants and so long as this General Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

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(a)         the  Collateral  is  genuine  and  owned by the  Debtor  free of all security interests, mortgages, liens, claims, charges or other encumbrances (hereinafter collectively called "Encumbrances"), save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing, prior to their creation or assumption, by the Secured Party;

(b) each Debt, Chattel Paper and Instrument constituting the Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by the Debtor to the Secured Party from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, set off, claim or counterclaim against the Debtor which can be asserted against the Secured Party whether in any proceeding to enforce the Collateral or otherwise;

(c) the locations specified in Schedule "B" as to business operations and records are accurate and complete and, with respect to Goods (including Inventory) constituting the Collateral, the locations specified in Schedule "B" are accurate and complete save for goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all crops and all oil, gas or other minerals to be extract and all timber to be cut which forms part of the Collateral will be situate at one of such locations; and

(d) without limiting the generality of the descriptions of the Collateral as set out in Clause 1 hereof, for greater certainty the Collateral shall include all present and future personal property of the Debtor located on or about or in transit to or from the address of the Debtor set out on Schedule "B" attached hereto and the locations set out in Schedule "B" attached hereto.

4.          COVENANTS OF THE DEBTOR

            So long as this General Security Agreement remains in effect the Debtor covenants and agrees:

(a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to keep the Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule "A" or hereafter approved in writing, prior to their creation or assumption by the Secured Party; and not to sell, exchange, transfer, assign, lease, or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; provided that, until default, the Debtor may, in the ordinary course of the Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use monies available to the Debtor;

(b)         to notify the Secured Party promptly of:

            (i) any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor's business or the Collateral;

            (ii)      the  details  of  any   significant   acquisition  of  the
                      Collateral;

            (iii) the details of any claims or litigation affecting the Debtor or the Collateral;

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            (iv)      any loss of or damage to the Collateral;

            (v) any default by any Account Debtor in payment or other performances of his obligations with respect to the Collateral; and

            (vi) the return to or repossessions by the Debtor of the Collateral;

(c) to keep the Collateral in good order, condition and repair and not to use the Collateral in violation of the provisions of this General Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

(d) to do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by the Secured Party of or with respect to the Collateral in order to give effect to these presents and to pay all costs of searches and filings in connection therewith;

(e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable;

(f) to insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Secured Party shall reasonably direct with loss payable to the Secured Party and the Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefor;

(g) to prevent the Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this General Security Agreement;

(h) to carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor's business as well as accurate and complete records concerning the Collateral, and mark any and all such records and the Collateral at the Secured Party's request so as to indicate the Security Interest;

(i) to deliver to the Secured Party from time to time promptly upon request:

            (i)       any  Documents  of  Title,  Instruments,   Securities  and
                      Chattel Paper constituting, representing or relating to the Collateral;

           (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying same;

          (iii) all financial statements prepared by or for the Debtor regarding the Debtor's business;


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          (iv)        all policies and certificates of insurance relating to the
                      Collateral; and

          (v)        such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may reasonably request;

(j) the Debtor agrees to promptly inform the Secured Party in writing of the acquisition by the Debtor of any personal property which is not of the nature or type described herein, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this agreement, or additional security agreements as may be reasonably required by the Secured Party in order that the Security Interest shall attach to such personal property;

(k) the Secured Party may, before as well as after demand, notify any person obligated to the Debtor in respect of an Account, Chattel Paper or an Instrument to make payment to the Secured Party of all such present and future amounts due.

5.       USE AND VERIFICATION OF THE COLLATERAL

         Subject to compliance with the Debtor's covenants contained herein and Clause 7 hereof, the Debtor may, until default, possess, operate, collect, use and enjoy and deal with the Collateral in the ordinary course of the Debtor's business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Debtor.

6.       SECURITIES

         If the Collateral at any time includes Securities, the Debtor authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee(s) so that the Secured Party or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, the Secured Party shall delivery promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote an take all action with respect to such Securities. After default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

7.       COLLECTION OF DEBTS

         After default under this General Security Agreement, the Secured Party may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on the Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of the Collateral received by the Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and after default under the General Security Agreement shall be received and held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request.

8.       INCOME FROM AND INTEREST ON THE COLLATERAL

(a) Until default, the Debtor reserves the right to receive any monies constituting income from or interest on the Collateral and if the Secured Party receives any such monies prior to default, the Secured Party shall either credit the same to the account of the Debtor or pay the same promptly to the Debtor.

(b) After default, the Debtor will not request or receive any monies constituting income from or interest on the Collateral and if the Debtor receives any such monies without any request by it, the Debtor will pay the same promptly to the Secured Party.

9.       DISPOSITION OF MONIES

         Subject to any applicable requirements of the PPSA, all monies collected or received by the Secured Party pursuant to or in exercise of any right it possesses with respect to the Collateral shall be applied on account of the Indebtedness in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party hereunder, and any surplus shall be accounted for as required by law.

10.      EVENTS OF DEFAULT

         The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

(a) the non payment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this General Security Agreement or any other agreement between the Debtor and the Secured Party;

(b) the bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy the making of an unauthorized assignment of the benefit of creditors by the Debtor; the appointment of a receiver or trustee for the Debtor or for any assets of the Debtor; or the institution by or against the Debtor of any other type of insolvency proceeding under the Bankruptcy Act or otherwise;

(c) the institution by or against the Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Debtor;

(d) if any Encumbrance affecting the Collateral becomes enforceable against the Collateral;

(e) if the Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

(f) if an execution, sequestration, extent or other process of any court becomes enforceable against the Debtor or if a distress or analogous process is levied upon the assets of the Debtor or any part thereof; and

(g) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of the Debtor pursuant to or in connection with the General Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to the Secured Party to extend any credit to or to enter into this or any other agreement with the Debtor, provides to have false in any material respect at the time as of which the facts therein set forth were stated or certified, or provides to have omitted an substantial contingent or unliquidated liability or claim against the Debtor; or if upon the date of execution of this General Security Agreement, there have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to the Secured Party at or prior to the time of such execution.

11.      REMEDIES

(a) Upon default, the Secured Party may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Secured Party or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor and not the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence, or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him., any Receiver shall have power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of the Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral. To facilitate foregoing powers, any such Receiver may, to the exclusion of all others, including the Debtor, enter upon, use and occupy all premises owned or occupied by the Debtor wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on the Debtor's business or otherwise, as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by the Secured Party, all monies received from time to time by such Receiver in carrying out his appointment shall be received in trust for an paid over to the Secured Party. Every such Receiver may, in the discretion of the Secured Party, be vested with all or any of the rights and powers of the Secured Party.

(b) Upon default, the Secured Party may, either directly or through its agents or nominees, exercise all the power and rights given to a Receiver by virtue of the foregoing sub-clause (a).

(c) The Secured Party may take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, the Secured Party may sell, lease or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to the Secured Party may seem reasonable.

(d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party, and in addition to any other rights the Secured Party, may have at law or in equity, the Secured Party shall have, both before and after default, all rights and remedies of a secured party under the PPSA. Provided always, that the Secured Party shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of the Collateral or to institute any proceedings for such purposes. Furthermore, the Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel whether the Collateral or Proceeds and whether or not in the Secured Party's possession and shall not be liable or accountable for failure to do so.

(e) The Debtor acknowledges that the Secured Party or any Receiver appointed by it may take possession of the Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Secured Party or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed.

(f) The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in operating the Debtor's accounts, in enforcing this General Security Agreement, taking custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting the Indebtedness and all such costs, charges and expenses together with any monies owing as a result of any borrowing by the Secured Party or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

(g) Unless the Collateral in question is perishable or unless the Secured Party believes on reasonable grounds that the Collateral in question will decline speedily in value, the Secured Party will give the Debtor such notice of the date, time and place of any public sale or of the date after which any private disposition of the Collateral is to be made, as may be required by the PPSA.

12.      MISCELLANEOUS

(a) The Debtor hereby authorizes the Secured Party to file such financing statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted Encumbrances affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto are situate) as the Secured Party may deem appropriate to perfect and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest and the Debtor hereby irrevocably constitutes and appoints the Secured Party the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the debtor whenever and wherever it may be deemed necessary or expedient.

(b) Without limiting any other right of the Secured Party, whenever the Indebtedness is immediately due and payable, the Secured Party may, in its sole discretion, set off against the Indebtedness any and all monies then owed to the Debtor by the Secured Party in any capacity and the Secured Party shall be deemed to have exercised such right of set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party's records subsequent thereto.

(c) Upon the Debtor's failure to perform any of its duties hereunder, the Secured Party may, but shall not be obligated to, perform any or all of such duties, and the Debtor shall pay to the Secured Party, forthwith upon written demand therefor, an amount equal to the expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 8% per annum.

(d) The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Security Interest. Furthermore, the Secured party may demand, collect and sue on the Collateral in either the Debtor's or the Secured Party's name, at the Secured Party's option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting the Collateral.

(e) No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any of the Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the Secured Party, may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured party granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

(f) The Debtor waives protest of any Instrument constituting the Collateral at any time held by the Secured Party on which the Debtor is in way liable and, subject to Clause 11(g) hereof, notice of any other action taken by the Secured Party.

(g) This General Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. In any action brought by an assignee of this General Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Secured Party.

(h) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this General Security

Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(i) This General Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Ontario as the same may from time to time be in effect, including, where applicable, the PPSA

(j) Subject to the requirements of Clauses 11(g) and 12(k) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given only if delivered to the party for whom it is intended at the principal address of such party herein set forth or as changed pursuant hereto or if sent by prepaid registered mail addressed to the party for whom it is intended at the principal address of such party herein set forth or as changed pursuant hereto. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof:

         Principal address of the Secured Party:

         InfoCast Canada Corporation
         Suite 901, 1 Richmond Street West
         Toronto, Ontario  M5H 3W4

         Principal address of the Debtor:

         Applied Courseware Technology Inc.
         440 Wilsey Road, Suite 209
         Fredericton, N.B.  E3B 7G5

(k) This General Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by he Secured Party, and is, and is intended to be a continuing General Security Agreement and shall remain in full force and effect until the Secured Party shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all the Indebtedness contracted for or created before the receipt of such notice by the Secured Party, and any extension or renewal thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

(l) The headings used in this General Security Agreement are for convenience only and are not to be considered a part of this General Security Agreement and do not in any way limit or amplify the terms and provisions of this General Security Agreement.

(m) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

(n) In the event any provisions of this General Security Agreement , as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this General Security Agreement shall remain in full force and effect.

(o) Nothing herein contained shall in any way obligate the Secured Party to grant, continue, renew, extend time for payment or accept anything which constitutes or would constitute the Indebtedness.

(p) The Security Interest created hereby is intended to attach when this General Security Agreement is signed by the Debtor and delivered to the Secured Party.

13.      EXCEPTION RE: LEASEHOLD INTERESTS
         AND CONTRACTUAL RIGHTS

         The day of the term of any lease, sublease or agreement therefor is specifically excepted from the Security Interest, but the Debtor agrees to stand possessed of such last day in trust for any person acquiring such interest of the Debtor. To the extent that the creation of the Security Interest would constitute a breach or cause the acceleration of any agreement right, licence or permit to which the Debtor is a party, the Security Interest shall not attach thereto but the Debtor shall hold its interest therein in trust for the Secured Party, and shall assign such agreement, right, license or permit to the Secured party forthwith upon obtaining the consent of the other party thereto.

14.      COPY OF AGREEMENT

         The Debtor hereby acknowledges receipt of a copy of this General Security Agreement.

         IN WITNESS WHEREOF the Debtor has executed this General Security Agreement this 25th day of March, 1999.



                                             APPLIED COURSEWARE TECHNOLGY INC.



                                             Per: /s/ signature is illegible